Exhibit 99.9

BP Midstream Partners LP
Unaudited Pro Forma Condensed Consolidated Financial Statements

On October 1, 2018, BP Midstream Partners LP (the “Partnership”) entered into and closed on an Interest Purchase Agreement (the “Interest Purchase Agreement”) with BP Pipelines (North America) Inc. (“BP Pipelines”), BP Products North America Inc. (“BP Products”), BP Offshore Pipelines Company LLC (“BP Offshore” and together with BP Pipelines and BP Products, the “Contributors”), to acquire (i) an additional 45.0% interest in Mardi Gras Transportation System Company LLC (“Mardi Gras”) from BP Pipelines, (ii) a 25.0% interest in KM Phoenix Holdings LLC, a Delaware limited liability company (“KM Phoenix”), from BP Products, and (iii) a 22.6916% interest in URSA Oil Pipeline Company LLC, a Delaware limited liability company (“Ursa”), from BP Offshore, in exchange for aggregate consideration of $468.0 million (the “Drop Down Acquisition”), funded with borrowings under the Partnership’s revolving credit facility.

In addition, in connection with the closing of the Partnership’s initial public offering on October 30, 2017, the Partnership acquired from BP Pipelines (i) a 100.0% interest in the “Contributed Assets”, consisting of (a) the BP#2 crude oil pipeline system and related assets, (b) the Whiting to River Rouge refined products pipeline system and related assets and (c) the Diamondback diluent pipeline system and related assets; and (ii) the “Contributed Interests,” consisting of (a) a 28.5% interest in Mars Oil Pipeline Company LLC and the pipeline system and related assets owned by such entity (“Mars”), and (b) a 20.0% interest in Mardi Gras. Mardi Gras owns a 56.0%, 53.0%, 65.0% and 65.0% interest in each of (i) Caesar Oil Pipeline Company, LLC and the pipeline system and related assets owned by such entity (“Caesar”), (ii) Cleopatra Gas Gathering Company, LLC and the pipeline system and related assets owned by such entity (“Cleopatra”), (iii) Proteus Oil Pipeline Company, LLC and the pipeline system and related assets owned by such entity (“Proteus”) and (iv) Endymion Oil Pipeline Company, LLC and the pipeline system and related assets owned by such entity (“Endymion” and together with Caesar, Cleopatra and Proteus, the “Mardi Gras Joint Ventures”), respectively. We refer to the acquisition of the Contributed Assets and the Contributed Interests and the related initial public offering as the “IPO Transactions”.

The acquired equity-method investments will be recorded by the Partnership at BP’s historical cost, as the Acquisition is between entities under common control. The pro forma adjustments are based on currently available information and certain estimates and assumptions; actual adjustments may differ from the pro forma adjustments. However, the Partnership’s management believes the assumptions are reasonable for presenting the significant effects that are directly attributable to the transactions, and that the pro forma adjustments give appropriate effect to those assumptions, are factually supportable, are expected to have a continuing impact, and are properly applied in the pro forma financial statements.

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2018, has been prepared as if the Drop-Down Acquisition and related transactions had occurred on that date. The unaudited pro forma condensed consolidated statement of income for the six months ended June 30, 2018 and the year ended December 31, 2017, has been prepared as if the Drop-Down Acquisition and the IPO Transactions had occurred on January 1, 2017. The unaudited pro forma condensed consolidated financial statements may not be indicative of the results that actually would have occurred as if the Drop-Down Acquisition and the IPO Transactions and related transactions had occurred on the dates indicated, or the results that will be obtained in the future.

Exhibit 99.9

BP Midstream Partners LP
Unaudited Pro Forma Condensed Consolidated Income Statement
For the Six Months Ended June 30, 2018
(in thousands of dollars, unless otherwise indicated)

			Add six months ended June 30, 2018 MGT JVs
	BPMP (a)	Less reported MGT (b)	Caesar (d)	Cleo (d)	Proteus (d)	Endymion (d)	Other Expenses (e)	Total MGT	KM/PHX (f)	Ursa (g)	Pro Forma adjustments (h)	Pro Forma
Revenue
Third parties	$1,564	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,564
Related parties	53,990	—	—	—	—	—	—	—	—	—	—	53,990
Total revenue	55,554	—	—	—	—	—	—	—	—	—	—	55,554
Costs and expenses
Operating expenses - third parties	5,666	—	—	—	—	—	—	—	—	—	763	6,429
Operating expenses - related parties	1,988	—	—	—	—	—	1,877	1,877	—	—	(1,877)	1,988
Maintenance expenses -third parties	883	—	—	—	—	—	—	—	—	—	—	883
Maintenance expenses -related parties	44	—	—	—	—	—	—	—	—	—	—	44
General and administrative -third parties	1,203	—	—	—	—	—	—	—	—	—	—	1,203
General and administrative -related parties	6,865	—	—	—	—	—	2,128	2,128	—	—	(2,128)	6,865
Depreciation	1,324	—	—	—	—	—	—	—	—	—	—	1,324
Property and other taxes	223	—	—	—	—	—	—	—	—	—	—	223
Total costs and expenses	18,196	—	—	—	—	—	4,005	4,005	—	—	(3,242)	18,959
Operating income	37,358	—	—	—	—	—	(4,005)	(4,005)	—	—	3,242	36,595
Income from equity method investments	43,681	(24,865)	7,845	3,335	6,912	6,773		24,865	2,162	1,467	—	47,310
Interest expense, net	139	—	—	—	—	—	—	—	—	—	6,348	6,487
Income before incomes taxes	80,900	(24,865)	7,845	3,335	6,912	6,773	(4,005)	20,860	2,162	1,467	(3,106)	77,418
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	—
Net income	80,900	(24,865)	7,845	3,335	6,912	6,773	(4,005)	20,860	2,162	1,467	(3,106)	77,418
Less: Net income attributable to non-controlling interest	19,891	(19,891)	2,746	1,167	2,419	2,371	—	8,703	—	—	—	8,703
Net income attributable to the Partnership	$61,009	$(4,974)	$5,099	$2,168	$4,493	$4,402	$(4,005)	$12,157	$2,162	$1,467	$(3,106)	$68,715

Net income attributable to the Partnership per limited partner unit – basic and diluted (in dollars):
Common units	$0.58											$0.66
Subordinated units	0.58											0.66

Weighted Average Number of Limited Partner Units Outstanding - Basic and Diluted (in millions):
Common units – public	47.8											47.8
Common units – BP Holdco	4.6											4.6
Subordinated units – BP Holdco	52.4											52.4

Exhibit 99.9

BP Midstream Partners LP
Unaudited Pro Forma Condensed Consolidated Income Statement
For the Year Ended December 31, 2017
(in thousands of dollars, unless otherwise indicated)

						Add year ended December 31, 2017 MGT JVs
	BPMP (a)	Less reported Mars (b)	Add 2017 Mars (c)	Total Mars adjustments	Less reported MGT (b)	Caesar (d)	Cleo (d)	Proteus (d)	Endymion (d)	Other Expenses (e)	Total MGT	KM/PHX (f)	Ursa (g)	Pro Forma adjustments (h)	Pro Forma
Revenue
Third parties	$2,204	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,204
Related parties	105,947	—	—	—	—	—	—	—	—	—	—	—	—	—	105,947
Total revenue	108,151	—	—	—	—	—	—	—	—	—	—	—	—	—	108,151
Costs and expenses
Operating expenses — third parties	9,094	—	—	—	—	—	—	—	—	—	—	—	—	6,569	15,663
Operating expenses — related parties	7,073	—	—	—	—	—	—	—	—	10,626	10,626	—	—	(15,106)	2,593
Maintenance expenses—third parties	4,437	—	—	—	—	—	—	—	—	—	—	—	—	—	4,437
Maintenance expenses — related parties	461	—	—	—	—	—	—	—	—	—	—	—	—	—	461
Gain from disposition of property, plant and equipment	(5)	—	—	—	—	—	—	—	—	—	—	—	—	—	(5)
Loss from disposition of equity method investments	—	—	—	—	—	—	—	—	—	480	480	—	—	—	480
General and administrative — third parties	895	—	—	—	—	—	—	—	—	—	—	—	—	—	895
General and administrative — related parties	6,670	—	—	—	—	—	—	—	—	5,117	5,117	—	—	1,575	13,362
Depreciation	2,673	—	—	—	—	—	—	—	—	—	—	—	—	—	2,673
Property and other taxes	393	—	—	—	—	—	—	—	—	—	—	—	—	—	393
Total costs and expenses	31,691	—	—	—	—	—	—	—	—	16,223	16,223	—	—	(6,962)	40,952
Operating income	76,460	—	—	—	—	—	—	—	—	(16,223)	(16,223)	—	—	6,962	67,199
Income from equity method investments	17,916	(7,793)	49,475	41,682	(10,123)	20,469	7,719	11,282	13,180	—	52,650	3,730	3,471	—	109,326
Other income	25	—	—	—	—	—	—	—	—	—	—	—	—	—	25
Interest expense, net	107	—	—	—	—	—	—	—	—	—	—	—	—	10,314	10,421
Income tax expense (benefit)	25,318	—	—	—	—	—	—	—	—	(92,112)	(92,112)	—	—	66,794	—
Net income	68,976	(7,793)	49,475	41,682	(10,123)	20,469	7,719	11,282	13,180	75,889	128,539	3,730	3,471	(70,146)	166,129
Less: Net income attributable to noncontrolling interest	8,099	—	—	—	(8,099)	7,164	2,702	3,949	4,613	—	18,428	—	—	—	18,428
Net income attributable to the Partnership	$60,877	$(7,793)	$49,475	$41,682	$(2,024)	$13,305	$5,017	$7,333	$8,567	$75,889	$110,111	$3,730	$3,471	$(70,146)	$147,701

Net income attributable to the Partnership per limited partner unit – basic and diluted (in dollars):
Common units	0.21														1.41
Subordinated units	0.21														1.41

Weighted Average Number of Limited Partner Units Outstanding - Basic and Diluted (in millions):
Common units – public	47.8														47.8
Common units – BP Holdco	4.6														4.6
Subordinated units – BP Holdco	52.4														52.4

Exhibit 99.9

BP Midstream Partners LP
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of June 30, 2018
(in thousands of dollars, unless otherwise indicated)

			Add balance as of June 30, 2018 MGT JVs
	BPMP (a)	Less reported MGT (b)	Caesar (d)	Cleo (d)	Proteus (d)	Endymion (d)	Total MGT	KM/PHX (f)	Ursa (g)	Pro Forma adjustments (h)	Pro Forma
ASSETS
Current assets
Cash and cash equivalents	40,527	—	—	—	—	—	—	—	—	—	40,527
Accounts receivable – third parties	217	—	—	—	—	—	—	—	—	—	217
Accounts receivable – related parties	9,258	—	—	—	—	—	—	—	—	—	9,258
Prepaid expenses	1,506	—	—	—	—	—	—	—	—	—	1,506
Other current assets	839	—	—	—	—	—	—	—	—	—	839
Total current assets	52,347	—	—	—	—	—	—	—	—	—	52,347
Equity method investments	470,074	—	—	—	—	—	—	86,004	1,353	—	557,431
Property, plant and equipment, net	68,815	—	—	—	—	—	—	—	—	—	68,815
Other assets	3,263	—	—	—	—	—	—	—	—	—	3,263
Total assets	594,499	—	—	—	—	—	—	86,004	1,353	—	681,856
LIABILITIES
Current liabilities
Short-term debt	—	—	—	—	—	—	—	—	—	468,000	468,000
Accounts payable – third parties	762	—	—	—	—	—	—	—	—	—	762
Accounts payable – related parties	1,641	—	—	—	—	—	—	—	—	—	1,641
Deferred revenues and credits	2,186	—	—	—	—	—	—	—	—	—	2,186
Accrued liabilities	3,139	—	—	—	—	—	—	—	—	—	3,139
Total current liabilities	7,728	—	—	—	—	—	—	—	—	468,000	475,728
Long-term portion of environmental remediation obligations	3,263	—	—	—	—	—	—	—	—	—	3,263
Total liabilities	10,991	—	—	—	—	—	—	—	—	468,000	478,991

Commitments and contingencies

EQUITY
Common unitholders – public (47,794,358 units issued and outstanding)	829,903	—	—	—	—	—	—	—	—	—	829,903
Common unitholders – BP Holdco (4,581,177 units issued and outstanding)	(46,640)	—	—	—	—	—	—	—	—	(15,374)	(62,014)
Subordinated unitholders – BP Holdco (52,375,535 units issued and outstanding)	(533,242)	—	—	—	—	—	—	—	—	(175,766)	(709,008)
Partners'/members' capital	—	333,487	(42,292)	(42,541)	(29,393)	(29,758)	(143,984)	86,004	1,353	(276,860)	—
Total partners' capital	250,021	333,487	(42,292)	(42,541)	(29,393)	(29,758)	(143,984)	86,004	1,353	(468,000)	58,881
Noncontrolling interests	333,487	(333,487)	42,292	42,541	29,393	29,758	143,984	—	—	—	143,984
Total equity	583,508	—	—	—	—	—	—	86,004	1,353	(468,000)	202,865
Total liabilities and equity	$594,499	$—	$—	$—	$—	$—	$—	$86,004	$1,353	$—	$681,856

Exhibit 99.9

(a)
Amounts represent BPMP's historical audited consolidated statements of operations for the year ended December 31, 2017, the historical unaudited consolidated statement of operations for the six months ended June 30, 2018, and the historical unaudited consolidated balance sheet as of June 30, 2018.

(b)	Amounts represent the reversal of equity income subsequent to the IPO which was included in the Partnership’s results of operations reported in its Form 10-K and 10-Q.
(c)	Represents income from Mars at 28.5% interest for the year ended December 31, 2017 to represent the entity as if the transaction took place on January 1, 2017.
(d)
The pro forma adjustment reflects a 65% economic interest in Mardi Gras for the year ended December 31, 2017. This represents Mardi Gras as if the transaction took place on January 1, 2017, as a result of the IPO Transactions and the contribution of an additional 45% interest in Mardi Gras from BP Midstream Partners Holdings LLC's (BP Holdco) through the Drop Down Acquisition. Through our 65.0% ownership interest and the right to vote the remaining 35.0% ownership interest retained by BP Pipelines and Standard Oil, we have control of Mardi Gras for accounting purposes, and therefore, we consolidate the results of Mardi Gras.

As the Partnership already consolidates Mardi Gras for six months ending June 30, 2018 for accounting purposes the adjustment only reflects a change in non-controlling interest for this period.
(e)
Amounts represent general and administrative, insurance, and direct expenses recorded to the Mardi Gras standalone financial statements to comply with Staff Accounting Bulletin 1.B.  These expenses have been included in the pro forma financial statements to correspond with the Mardi Gras acquiree financial statements for the periods presented.

(f)
Represents the KM Phoenix equity investment earnings for the year ended December 31, 2017 and six months ended June 30, 2018 as if the transaction took place on January 1, 2017 on the statement of operations and reflects the historical carrying value of the KM Phoenix equity investment as of June 30, 2018 on the balance sheet.

(g)
Represents the Ursa equity investment earnings for the year ended December 31, 2017 and six months ended June 30, 2018 as if the transaction took place on January 1, 2017 on the statement of operations and reflects the historical carrying value of the Ursa equity investment as of June 30, 2018 on the balance sheet.

(h)
The pro forma adjustment to operating expenses - third parties for both six months ended June 30, 2018 and the year ended December 31, 2017 is the result of BPMP being responsible for 65% of the insurance costs associated with Mardi Gras, while BP Pipelines will be responsible for the remaining 35%, an increase to reflect the insurance premiums the Partnership would incur with the acquired investment in KM Phoenix and Ursa, and an increase to reflect the insurance premiums the Partnership would incur for the Contributed Assets.

The pro forma adjustment to reduce operating expenses - related parties reflects the removal of allocated insurance to our Predecessor and Mardi Gras.

The pro forma adjustment to operating expenses - related parties also includes the removal of amounts allocated by BP Pipelines in the Predecessor’s financial statements for costs charged to the engineering projects inspection and construction business unit. These costs are now covered under the annual fixed administrative fee of $13.3 million included in the omnibus agreement.

The pro forma adjustment to general and administrative - related party is related to the annual fixed administrative fee of $13.3 million to reimburse BP Pipelines and its affiliates for the provision of certain general and administrative services under the omnibus agreement. This adjustment represents the difference in costs allocated by BP Pipelines in the Predecessor’s and Mardi Gras' financial statements to the fixed fee. Such fixed fee represents reimbursement for the provision of services for our benefit, including services related to executive management services; financial management and administrative services (such as treasury and accounting); information technology services; legal services; health, safety and environmental services; land and real property management services; human resources services; procurement services; corporate engineering services; business development services; investor relations, communications and external affairs; insurance administration and tax related services.

The pro forma adjustment to debt and interest expense reflects the proceeds from borrowing $468.0 million under our credit facilty and its associated interest expense and the net payment of $468.0 million for the gross consideration for the acquisition of an additional 45% interest in Mardi Gras, a 25% interest in KM Phoenix, and a 22.69% interest in Ursa.

Historical tax liabilities, including current and deferred tax balances of the Predecessor entity were not assumed by the Partnership and were retained by BP Pipelines. Given that the Partnership is considered a “flow-through” entity for federal and state tax purposes, any historical tax items, such as current and deferred taxes and income tax expenses, will belong to the taxpayer responsible for such historical tax obligations, which is the Partnership’s Parent. Consequently, the Partnership has eliminated any historical tax items associated with the Predecessor and Mardi Gras in the pro forma financial statements.